DELAWARE GROUP EQUITY FUNDS II
DELAWARE SOCIAL AWARENESS FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 29, 2001

The following replaces the information under the section entitled "Our Investment Strategies" under "How we manage the Fund" on page 4 of the Prospectus:

We use a computer-driven selection process designed to identify stocks, and aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Based on the ranking, we then do fundamental research on the most attractive companies.

We take a disciplined approach to investing, combining investment strategies and risk management techniques.

Delaware Social Awareness Fund is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We invest primarily in the common stocks of medium and large-sized companies (generally $1 billion or more in market capitalization at the time of purchase) represented in the Russell 1000 Index that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lydenberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The date of this Supplement is May 11, 2001.